EXHIBIT 99

[BANC OF AMERICA SECURITIES LOGO]

--------------------------------------------------------------------------------


MBS New Issue Term Sheet

Banc of America Mortgage Securities, Inc.

Mortgage Pass-Through Certificates, Series 2005-I
$764,288,000 (approximate)

Classes 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1, 3-A-2, 4-A-1 and
4-A-2 (Offered Certificates)

Bank of America, N.A.

Seller and Servicer

[BANK OF AMERICA LOGO]



September 8, 2005

--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

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BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

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                                Table of Contents
--------------------------------------------------------------------------------

>>         Preliminary Summary of Certificates (To Roll)                pg. 3

>>         Preliminary Summary of Certificates (To Maturity)            pg. 4

>>         Preliminary Summary of Terms                                 pg. 5

>>         Preliminary Credit Support                                   pg. 12

>>         Preliminary Priority of Distributions                        pg. 12

>>         Preliminary Bond Summary (To Roll)                           pg. 13

>>         Preliminary Bond Summary (To Maturity)                       pg. 17


Banc of America Securities LLC
----------------------------------------------------------------------------   2
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Roll (1)
--------------------------------------------------------------------------------

                                                                                                Expected
                                                                        Est.     Est. Prin.   Maturity to              Expected
                            Approx.                                     WAL        Window      Roll @ 25%    Delay      Ratings
       Class               Size (2)       Interest - Principal Type    (yrs)       (mos)          CPB         Days    (Fitch/S&P)
Offered Certificates
--------------------
1-A-1                   $ 80,061,000     Variable - Pass-Through (3)    1.96        1-36       9/25/2008       24      AAA / AAA
1-A-2                      3,013,000     Variable - Pass-Through (3)    1.96        1-36       9/25/2008       24      AAA / AAA
2-A-1                    205,781,000     Variable - Pass-Through (4)    2.58        1-60       9/25/2010       24      AAA / AAA
2-A-2                     23,680,000     Variable - Pass-Through (4)    2.58        1-60       9/25/2010       24      AAA / AAA
2-A-3                    130,026,000      Variable - Sequential (4)     1.40        1-40       1/25/2009       24      AAA / AAA
2-A-4                     32,575,000      Variable - Sequential (4)     4.15       40-59       8/25/2010       24      AAA / AAA
2-A-5                     43,181,000      Variable - Sequential (4)     4.95       59-60       9/25/2010       24      AAA / AAA
3-A-1                    132,705,000     Variable - Pass-Through (5)    2.91        1-84       9/25/2012       24      AAA / AAA
3-A-2                      4,995,000     Variable - Pass-Through (5)    2.91        1-84       9/25/2012       24      AAA / AAA
4-A-1                    104,344,000     Variable - Pass-Through (6)    3.19       1-120       9/25/2015       24      AAA / AAA
4-A-2                      3,927,000     Variable - Pass-Through (6)    3.19       1-120       9/25/2015       24      AAA / AAA

Not Offered Hereunder
---------------------
B-1                     $ 15,445,000                                                                                       N.A.
B-2                        5,148,000                                                                                       N.A.
B-3                        2,772,000                                                                                       N.A.
B-4                        1,584,000                                                                                       N.A.
B-5                        1,189,000                                                                                       N.A.
B-6                        1,584,024                                                                                       N.A.
1-A-R                            100                                                                                       N.A.


(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of September 2008, September 2010, September 2012 and September 2015 respectively.

(2)   Class sizes are subject to change.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).


Banc of America Securities LLC
----------------------------------------------------------------------------   3
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       Preliminary Summary of Certificates
--------------------------------------------------------------------------------
                                   To Maturity
--------------------------------------------------------------------------------

                                                                        Est.     Est. Prin.      Expected               Expected
                           Approx.                                      WAL        Window          Final       Delay    Ratings
Class                     Size (1)        Interest - Principal Type    (yrs)     (mos) (2)     Maturity (2)     Days   (Fitch/S&P)
Offered Certificates
--------------------
1-A-1                   $ 80,061,000     Variable - Pass-Through (3)    3.29       1-360        9/25/2035        24     AAA / AAA
1-A-2                      3,013,000     Variable - Pass-Through (3)    3.29       1-360        9/25/2035        24     AAA / AAA
2-A-1                    205,781,000     Variable - Pass-Through (4)    3.31       1-360        9/25/2035        24     AAA / AAA
2-A-2                     23,680,000     Variable - Pass-Through (4)    3.31       1-360        9/25/2035        24     AAA / AAA
2-A-3                    130,026,000      Variable - Sequential (4)     1.40        1-40        1/25/2009        24     AAA / AAA
2-A-4                     32,575,000      Variable - Sequential (4)     4.17       40-63       12/25/2010        24     AAA / AAA
2-A-5                     43,181,000      Variable - Sequential (4)     8.43      63-360        9/25/2035        24     AAA / AAA
3-A-1                    132,705,000     Variable - Pass-Through (5)    3.31       1-360        9/25/2035        24     AAA / AAA
3-A-2                      4,995,000     Variable - Pass-Through (5)    3.31       1-360        9/25/2035        24     AAA / AAA
4-A-1                    104,344,000     Variable - Pass-Through (6)    3.36       1-360        9/25/2035        24     AAA / AAA
4-A-2                      3,927,000     Variable - Pass-Through (6)    3.36       1-360        9/25/2035        24     AAA / AAA

(1)   Class sizes are subject to change.

(2) Estimated Principal Window (except with respect to the Sequential Senior Certificates) and Expected Final Maturity are calculated based on the maturity date of the latest maturing loan for each Loan Group.

(3) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 1 Mortgage Loans (based upon the Stated Principal Balances of the Group 1 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(4) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 2 Mortgage Loans (based upon the Stated Principal Balances of the Group 2 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(5) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 3 Mortgage Loans (based upon the Stated Principal Balances of the Group 3 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

(6) For each Distribution Date interest will accrue on these certificates at a rate equal to the weighted average of the Net Mortgage Interest Rates of the Group 4 Mortgage Loans (based upon the Stated Principal Balances of the Group 4 Mortgage Loans on the due date in the month preceding the month of such Distribution Date).

Banc of America Securities LLC
----------------------------------------------------------------------------   4
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Transaction:                       Banc of America Mortgage Securities, Inc.

                                   Mortgage Pass-Through Certificates, Series 2005-I

Lead Manager (Book Runner):        Banc of America Securities LLC

Co-Managers:                       Bear, Stearns & Co. Inc. and Lehman Brothers Inc.

Seller and Servicer:               Bank of America, N.A.

Trustee:                           Wells Fargo Bank, N.A.

Rating Agencies:                   Fitch Ratings and Standard & Poor's, a division of The McGraw-Hill
                                   Companies, Inc.

Transaction Size:                  $792,010,124

Securities Offered:                $80,061,000 Class 1-A-1 Certificates
                                   $3,013,000 Class 1-A-2 Certificates
                                   $205,781,000 Class 2-A-1 Certificates
                                   $23,680,000 Class 2-A-2 Certificates
                                   $130,026,000 Class 2-A-3 Certificates
                                   $32,575,000 Class 2-A-4 Certificates
                                   $43,181,000 Class 2-A-5 Certificates
                                   $132,705,000 Class 3-A-1 Certificates
                                   $4,995,000 Class 3-A-2 Certificates
                                   $104,344,000 Class 4-A-1 Certificates
                                   $3,927,000 Class 4-A-2 Certificates

Group 1 Collateral:                3/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 1 Mortgage Loans have a fixed interest rate for approximately 3 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.29% of the Group 1 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

Group 2 Collateral:                5/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 2 Mortgage Loans have a fixed interest rate for approximately 5 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.77% of the Group 2 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date. Approximately 0.72% of the Group 2 Mortgage Loans have a prepayment fee as of the day of origination.

Group 3 Collateral:                7/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 3 Mortgage Loans have a fixed interest rate for approximately 7 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 59.56% of the Group 3 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.


Banc of America Securities LLC
----------------------------------------------------------------------------   5
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Group 4 Collateral:                10/1 Hybrid ARM Residential Mortgage Loans: fully amortizing, one-to-four family, first lien mortgage loans. The Group 4 Mortgage Loans have a fixed interest rate for approximately 10 years and thereafter the Mortgage Loans have a variable interest rate. Approximately 80.68% of the Group 4 Mortgage
                                   Loans require only payments of interest until the month following the first rate adjustment date.

Expected Pricing Date:             Week of September 5, 2005

Expected Closing Date:             On or about September 28, 2005

Distribution Date:                 25th of each month, or the next succeeding business day
                                   (First Distribution Date: October 25, 2005)

Cut-Off Date:                      September 1, 2005

Class A Certificates:              Class 1-A-1, 1-A-2, 1-A-R, 2-A-1, 2-A-2, 2-A-3, 2-A-4, 2-A-5, 3-A-1,
                                   3-A-2, 4-A-1 and 4-A-2 Certificates (the "Class A Certificates"). The Class 1-A-R
                                   Certificate is not offered hereunder.

Subordinate Certificates:          Class B-1, B-2, B-3, B-4, B-5 and B-6 Certificates (the "Class B
                                   Certificates"). The Subordinate Certificates are not offered hereunder.

Group 1-A Certificates:            Class 1-A-1, 1-A-2 and 1-A-R Certificates

Group 2-A Certificates:            Class 2-A-1, 2-A-2, 2-A-3, 2-A-4 and 2-A-5 Certificates

Group 3-A Certificates:            Class 3-A-1 and 3-A-2 Certificates

Group 4-A Certificates:            Class 4-A-1 and 4-A-2 Certificates

Super Senior Certificates:         Class 1-A-1, 2-A-1, 2-A-3, 2-A-4, 2-A-5, 3-A-1 and 4-A-1 Certificates

Super Senior Support Certificates: Class 1-A-2, 2-A-2, 3-A-2 and 4-A-2 Certificates

Sequential Senior Certificates:    Class 2-A-3, 2-A-4 and 2-A-5 Certificates

Day Count:                         30/360

Prepayment Speed:                  25% CPB

Clearing:                          DTC, Clearstream and Euroclear

                                   Original Certificate            Minimum                   Incremental
                                          Form                  Denominations               Denominations
Denominations:                            ----                  -------------               -------------
  Class A Offered Certificates        Book Entry                   $1,000                       $1

SMMEA Eligibility:                 The Class A Certificates and the Class B-1 Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.


Banc of America Securities LLC
----------------------------------------------------------------------------   6
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Tax Structure:                     REMIC

Optional Clean-up Call:            Any Distribution Date on or after which the aggregate Stated Principal
                                   Balance of the Mortgage Loans declines to 10% or less of the aggregate unpaid Principal Balance as of the Cut-Off Date ("Cut-Off Date
                                   Pool Principal Balance").

Principal Distribution:            Principal will be allocated to the certificates according to the Priority of
                                   Distributions: The Senior Principal Distribution Amount for Group 1 will generally be allocated first to the Class 1-A-R Certificate and then to the
                                   Class 1-A-1 and 1-A-2 Certificates, pro rata, until their class balances have been reduced to zero. The Senior Principal Distribution Amount for Group 2 will generally be allocated to the Group 2-A Certificates, concurrently, as follows, (A) approximately 94.5593610925%,  concurrently as follows, (i)
                                   approximately 49.9998785119% to the Class 2-A-1 Certificates until their class balance has been reduced to zero, and (ii) sequentially,  as follows, approximately 50.0001214881% to the Class 2-A-3, 2-A-4 and 2-A-5 Certificates,
                                   in that order, until their class balances have been reduced to zero, and (B)
                                   approximately 5.4406389075% to the Class 2-A-2 Certificates until their class balance has been reduced to zero. The Senior Principal Distribution Amount for Group 3 will generally be allocated to the Class 3-A-1 and 3-A-2
                                   Certificates, pro rata, until their class balances have been reduced to zero.
                                   The Senior Principal Distribution Amount for Group 4 will generally be allocated to the Class 4-A-1 and 4-A-2 Certificates, pro rata, until their class  balances have been reduced to zero. The  Subordinate  Principal
                                   Distribution  Amount will  generally be  allocated  to the  Subordinate
                                   Certificates on a pro-rata basis but will be distributed sequentially in accordance with their numerical class designations. After the class balances of the Class A Certificates of a Group have been reduced to zero, certain amounts otherwise payable to the Subordinate Certificates may be paid to the
                                   Class A Certificates of one or more of the other Groups. (Please see the
                                   Preliminary Priority of Distributions section.)

Interest Accrual:                  Interest will accrue on the Class 1-A-1, 1-A-2, 2-A-1, 2-A-2, 2-A-3, 2-A-4,
                                   2-A-5, 3-A-1, 3-A-2, 4-A-1 and 4-A-2 Certificates during each one-month period ending on the last day of the month preceding the month in which each
                                   Distribution Date occurs. The initial interest accrual period will be deemed to have commenced on September 1, 2005. Interest that accrues on such class of Certificates during an interest accrual period will be calculated on the assumption that distributions that reduce the class balances thereof on the
                                   Distribution Date in that interest accrual period are made on the first day of the interest accrual period. Interest will be calculated on the basis of a
                                   360-day year consisting of twelve 30-day months.


Banc of America Securities LLC
----------------------------------------------------------------------------   7
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Administrative Fee:                The Administrative Fees with respect to the Trust are payable out of the interest payments received on each Mortgage Loan. The "Administrative Fees"
                                   consist of (a) servicing compensation payable to the Servicer in respect of its servicing activities (the "Servicing Fee") and (b) fees paid to the Trustee. The
                                   Administrative Fees will accrue on the Stated Principal Balance of each Mortgage
                                   Loan at a rate (the "Administrative Fee Rate") equal to the sum of the Servicing
                                   Fee Rate for such Mortgage Loan and the Trustee Fee Rate. The "Trustee Fee Rate"
                                   will be 0.0025% per annum. The Servicing Fee Rate for Loan Group 1 will be
                                   0.375% per annum and the Servicing Fee Rate for Loan Group 2, Loan Group 3 and
                                   Loan Group 4 will be 0.250% per annum.

Compensating Interest:             The aggregate servicing fee payable to the Servicer for any month will be reduced by an amount equal to the lesser of (i) the prepayment interest shortfall for such Distribution Date and (ii) one-twelfth of 0.25% of the balance of the Mortgage Loans. Such amounts will be used to cover full or partial prepayment interest shortfalls, if any, of the Mortgage Loans.

Net Mortgage Interest Rate:        As to any Mortgage Loan and Distribution Date, the excess of its mortgage interest rate over the Administrative Fee Rate.

Pool Distribution Amount:          The Pool Distribution Amount for each Loan Group with respect to any
                                   Distribution Date will be equal to the sum of (i) all scheduled installments of interest (net of the related Servicing Fee) and principal due on the Mortgage
                                   Loans in such Loan Group on the due date in the month in which such Distribution
                                   Date occurs and received prior to the related Determination Date, together with any advances in respect thereof or any compensating interest allocable to the
                                   Mortgage Loans in such Loan Group; (ii) all proceeds of any primary mortgage guaranty insurance policies and any other insurance policies with respect to the
                                   Mortgage Loans in such Loan Group, to the extent such proceeds are not applied to the restoration of the related mortgaged property or released to the mortgagor in accordance with the Servicer's normal servicing procedures, and all other cash amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in such Loan Group, by foreclosure or otherwise, during the calendar month preceding the month of such Distribution Date (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed advances, if any); (iii) all partial or full prepayments received on the Mortgage Loans in such Loan Group during the calendar month preceding the month of such Distribution Date; and (iv) any substitution adjustment payments in connection with any defective Mortgage Loan in such Loan Group received with respect to such Distribution Date or amounts received in connection with the optional termination of the Trust as of such
                                   Distribution Date, reduced by amounts in reimbursement for advances previously made and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling Agreement. The Pool Distribution Amounts will not include any profit received by the Servicer on the foreclosure of a Mortgage
                                   Loan. Such amounts, if any, will be retained by the Servicer as additional servicing compensation.


Banc of America Securities LLC
----------------------------------------------------------------------------   8
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Senior Percentage:                 The Senior Percentage for a Loan Group on any Distribution Date will equal
                                   (i) the aggregate class balance of the Class A Certificates of the related
                                   Group immediately prior to such date, divided by (ii) the aggregate principal balance of such Loan Group for such date.

Subordinate Percentage:            The Subordinate Percentage for a Loan Group for any Distribution Date will equal
                                   100% minus the Senior Percentage for such Loan Group for such date.

Subordinate Prepayment             The Subordinate Prepayment Percentage for a Loan Group for any Distribution Date
Percentage:                        will equal 100% minus the Senior Prepayment Percentage for such Loan Group for such date.

Banc of America Securities LLC
----------------------------------------------------------------------------   9
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Senior Prepayment Percentage:      For the following Distribution Dates, will be as follows:

                                   Distribution Date                        Senior Prepayment Percentage
                                   -----------------                        ----------------------------
                                   October 2005 through September 2012      100%;

                                   October 2012 through September 2013      the applicable Senior Percentage plus, 70% of
                                                                            the applicable Subordinate Percentage;

                                   October 2013 through September 2014      the applicable Senior Percentage plus, 60% of
                                                                            the applicable Subordinate Percentage;

                                   October 2014 through September 2015      the applicable Senior Percentage plus, 40% of
                                                                            the applicable Subordinate Percentage;

                                   October 2015 through September 2016      the applicable Senior Percentage plus, 20% of
                                                                            the applicable Subordinate Percentage;

                                   October 2016 and thereafter              the applicable Senior Percentage;

                                   provided, however,

                                   (i)   if on any Distribution Date the percentage equal to (x) the sum of the class balances of the Class A Certificates of all Groups divided by (y)
                                         the aggregate Principal Balance of all Loan Groups (such percentage, the
                                         "Total Senior Percentage") exceeds such percentage calculated as of the
                                         Closing Date, then the Senior Prepayment Percentage for all Loan Groups for such Distribution Date will equal 100%,

                                   (ii)  if for each Group of Certificates on any Distribution Date prior to the
                                         October 2008 Distribution Date, prior to giving effect to any distributions, the percentage equal to the aggregate class balance of the
                                         Subordinate Certificates divided by the aggregate Principal Balance of all the Loan Groups (the "Total Subordinate Percentage") is greater than or equal to twice such percentage calculated as of the Closing Date, then the
                                         Senior Prepayment Percentage for each Loan Group for that Distribution
                                         Date will equal the applicable Senior Percentage for each Loan Group plus
                                         50% of the Subordinate Percentage for each Loan Group, and

                                   (iii) if for each Group of Certificates on or after the October 2008
                                         Distribution Date, prior to giving effect to any distributions, the Total
                                         Subordinate Percentage is greater than or equal to twice such percentage calculated as of the Closing Date, then the Senior Prepayment Percentage for each Loan Group for that Distribution Date will equal the Senior
                                         Percentage for each Loan Group.


Banc of America Securities LLC
----------------------------------------------------------------------------  10
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                         Preliminary Summary of Terms
-----------------------------------------------------------------------------------------------------------------
Principal Amount:                  The Principal Amount for any Distribution Date and any Loan Group will equal the sum of (a) all monthly payments of principal due on each Mortgage Loan in such
                                   Loan Group on the related due date, (b) the principal portion of the purchase price (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing Agreement) of each Mortgage Loan in such Loan Group that was repurchased by the Depositor pursuant to the Pooling and Servicing Agreement and received during the calendar month preceding the month of that Distribution Date, (c) any substitution adjustment payments (net of unreimbursed advances and other amounts as to which the Servicer is entitled to be reimbursed pursuant to the Pooling and Servicing
                                   Agreement) in connection with any defective Mortgage Loan in such Loan Group received during the calendar month preceding the month of that Distribution
                                   Date, (d) any liquidation proceeds (net of unreimbursed expenses and unreimbursed advances, if any) allocable to recoveries of principal of any
                                   Mortgage Loans in such Loan Group that are not yet liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution
                                   Date, (e) with respect to each Mortgage Loan in such Loan Group that became a liquidated Mortgage Loan during the calendar month preceding the month of such
                                   Distribution Date, the amount of liquidation proceeds (other than any foreclosure profits net of unreimbursed expenses and unreiumbursed advances, if any) allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date and (f) all
                                   Principal Prepayments on any Mortgage Loans in such Loan Group received during the calendar month preceding the month of such Distribution Date.

Senior Principal                   The Senior Principal Distribution Amount for a Loan Group for any Distribution
Distribution Amount:               Date will equal the sum of (i) the Senior Percentage for such Loan Group of all amounts described in clauses (a) through (d) of the definition of "Principal
                                   Amount" for such Loan Group and such Distribution Date and (ii) the Senior
                                   Prepayment Percentage of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date subject to certain reductions due to losses.

Subordinate Principal              The ubordinate Principal Distribution Amount for a Loan Group for any
Distribution Amount:               Distribution Date will equal the sum of (i) the Subordinate Percentage for such
                                   Loan Group of the amounts described in clauses (a) through (d) of the definition of "Principal Amount" for such Loan Group and such Distribution Date and (ii)
                                   the Subordinate Prepayment Percentage for such Loan Group of the amounts described in clauses (e) and (f) of the definition of "Principal Amount" for such Loan Group and such Distribution Date.

Banc of America Securities LLC
----------------------------------------------------------------------------  11
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Preliminary Credit Support
--------------------------------------------------------------------------------

The Class B Certificates are cross-collateralized and provide credit support for all Loan Groups. The outstanding balances of the Class B Certificates could be reduced to zero as a result of a disproportionate amount of Realized Losses on the Mortgage Loans in one Loan Group. In addition, under certain circumstances principal otherwise payable to the Class B Certificates will be paid to the Class A Certificates. Please see the diagram below. Additional credit enhancement is provided by the allocation of all principal prepayments and certain liquidation proceeds to the Class A Certificates, subject to certain exceptions, for the first seven years and the disproportionately greater allocation of prepayments to the Class A Certificates over the following four years. The disproportionate allocation of prepayments will accelerate the amortization of the Class A Certificates relative to the amortization of the Subordinate Certificates. As a result, the credit support percentage for the Class A Certificates should be maintained and may be increased during the first eleven years.


                      Subordination of Class B Certificates
                   |  -------------------------------------   |
                   |                 Class A                  |
                   |         Credit Support (3.50%)           |
                   |  -------------------------------------   |
                   |                Class B-1                 |
                   |         Credit Support (1.55%)           |
                   |  -------------------------------------   |
                   |                Class B-2                 |    Order of
     Priority of   |         Credit Support (0.90%)           |      Loss
       Payment     |  -------------------------------------   |   Allocation
                   |                Class B-3                 |
                   |         Credit Support (0.55%)           |
                   |  -------------------------------------   |
                   |                Class B-4                 |
                   |         Credit Support (0.35%)           |
                   |  -------------------------------------   |
                   |                Class B-5                 |
                   |         Credit Support (0.20%)           |
                   |  -------------------------------------   |
                   |                Class B-6                 |
                   |         Credit Support (0.00%)           |
                   V  -------------------------------------   V

--------------------------------------------------------------------------------
                      Preliminary Priority of Distributions
--------------------------------------------------------------------------------

Distributions to each Group and the Class B Certificates will be made on each Distribution Date from the Pool Distribution Amount for each Loan Group in the following order of priority:


                      Preliminary Priority of Distributions
    -------------------------------------------------------------------------
                             First, to the Trustee;
    -------------------------------------------------------------------------
                                        |
                                        V
    -------------------------------------------------------------------------
       Second, to the Class A Certificates of each Group to pay Interest;
    -------------------------------------------------------------------------
                                        |
                                        V
    -------------------------------------------------------------------------
       Third, to the Class A Certificates of each Group to pay Principal;
    -------------------------------------------------------------------------
                                        |
                                        V
    -------------------------------------------------------------------------
               Fourth, sequentially, to each class of Subordinate
           Certificates to pay Interest and Principal in the order of numerical class designations, beginning with Class B-1
               Certificates, until each class balance is zero; and
    -------------------------------------------------------------------------
                                        |
                                        V
    -------------------------------------------------------------------------
                     Fifth, to the residual certificate, any
                               remaining amounts.
    -------------------------------------------------------------------------

Banc of America Securities LLC
----------------------------------------------------------------------------  12
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                  Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                        To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
1-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%             15%             20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-22 2/8        4.740          4.671           4.630           4.585          4.535           4.416           4.265
Average Life (Years)       2.718          2.320           2.136           1.963          1.799           1.501           1.238
Modified Duration          2.477          2.127           1.965           1.811          1.666           1.399           1.163
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2008      09/25/2008     09/25/2008       09/25/2008    09/25/2008       09/25/2008     09/25/2008
Principal # Months          36              36             36               36            36               36             36

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%             15%             20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-13 4/8        4.849          4.798           4.768           4.735          4.698           4.610           4.499
Average Life (Years)       2.718          2.320           2.136           1.963          1.799           1.501           1.238
Modified Duration          2.475          2.125           1.962           1.808          1.663           1.396           1.160
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2008      09/25/2008     09/25/2008       09/25/2008    09/25/2008       09/25/2008     09/25/2008
Principal # Months          36              36             36               36            36               36             36

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%             15%             20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-01 4/8        4.847          4.819           4.803           4.784          4.763           4.713           4.649
Average Life (Years)       4.296          3.325           2.932           2.580          2.269           1.757           1.364
Modified Duration          3.757          2.944           2.611           2.312          2.047           1.606           1.262
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2010      09/25/2010     09/25/2010       09/25/2010    09/25/2010       09/25/2010     09/25/2010
Principal # Months          60              60             60               60            60               60             60

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%             15%             20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-22 2/8         4.940          4.938           4.937           4.936          4.935           4.932           4.928
Average Life (Years)       4.296          3.325           2.932           2.580          2.269           1.757           1.364
Modified Duration          3.753          2.938           2.605           2.306          2.041           1.600           1.257
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2010      09/25/2010     09/25/2010       09/25/2010    09/25/2010       09/25/2010     09/25/2010
Principal # Months          60              60             60               60            60               60             60

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of September 2008, September 2010, September 2012 and September 2015, respectively.


Banc of America Securities LLC
----------------------------------------------------------------------------  13
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                         To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
2-A-3
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%              15%           20%              25%           30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-30 4/8        4.864            4.815         4.776            4.731         4.684           4.582           4.464
Average Life (Years)      3.900            2.379         1.790            1.400         1.138           0.808           0.606
Modified Duration         3.428            2.150         1.649            1.307         1.073           0.770           0.582
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005      10/25/2005      10/25/2005
Principal Window End    08/25/2010      08/25/2010     12/25/2009      01/25/2009     05/25/2008      08/25/2007      02/25/2007
Principal # Months          59              59             51              40             32              23              17

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%              15%           20%              25%           30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-22 4/8        4.939            4.939         4.938            4.937         4.935           4.931           4.927
Average Life (Years)      4.954            4.908         4.795            4.150         3.359           2.351           1.747
Modified Duration         4.302            4.266         4.178            3.667         3.025           2.169           1.636
Principal Window Begin  08/25/2010      08/25/2010     12/25/2009      01/25/2009     05/25/2008      08/25/2007      02/25/2007
Principal Window End    09/25/2010      08/25/2010     08/25/2010      08/25/2010     12/25/2009      08/25/2008      11/25/2007
Principal # Months          2                1             9               20             20              13              10

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%              15%           20%              25%           30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-09 6/8       4.801            4.801         4.800            4.800         4.797           4.775           4.736
Average Life (Years)      4.992            4.980         4.962            4.947         4.851           4.168           3.356
Modified Duration         4.335            4.326         4.312            4.301         4.226           3.681           3.014
Principal Window Begin  09/25/2010      08/25/2010     08/25/2010      08/25/2010     12/25/2009      08/25/2008      11/25/2007
Principal Window End    09/25/2010      09/25/2010     09/25/2010      09/25/2010     09/25/2010      09/25/2010      09/25/2010
Principal # Months          1                2             2                2             10              26              35

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of September 2008, September 2010, September 2012 and September 2015, respectively.

Banc of America Securities LLC
----------------------------------------------------------------------------  14
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                         To Roll (1)
------------------------------------------------------------------------------------------------------------------------------------
3-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%              15%            20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-08 4/8       5.073            5.024          4.995           4.962          4.924           4.835           4.725
Average Life (Years)      5.680            4.030          3.424           2.915          2.490           1.844           1.392
Modified Duration         4.734            3.440          2.958           2.548          2.202           1.667           1.282
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2012      09/25/2012     09/25/2012       09/25/2012    09/25/2012       09/25/2012     09/25/2012
Principal # Months          84              84             84               84            84               84             84

------------------------------------------------------------------------------------------------------------------------------------
3-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPB                         5%              15%            20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-28            5.155            5.137          5.127           5.115          5.101           5.069           5.029
Average Life (Years)      5.680            4.030          3.424           2.915          2.490           1.844           1.392
Modified Duration         4.727            3.432          2.949           2.539          2.194           1.660           1.276
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2012      09/25/2012     09/25/2012       09/25/2012    09/25/2012       09/25/2012     09/25/2012
Principal # Months          84              84             84               84            84               84             84

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of September 2008, September 2010, September 2012 and September 2015, respectively.

Banc of America Securities LLC
----------------------------------------------------------------------------  15
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Preliminary Bond Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                      To Roll (1)
----------------------------------------------------------------------------------------------------------------------------------
4-A-1
----------------------------------------------------------------------------------------------------------------------------------
CPB                         5%              15%           20%              25%            30%             40%           50%
----------------------------------------------------------------------------------------------------------------------------------
Yield at 100-03           5.273            5.234         5.210            5.183          5.153           5.084         5.000
Average Life (Years)      7.608            4.795         3.894            3.194          2.652           1.895         1.407
Modified Duration         5.928            3.913         3.246            2.718          2.299           1.694         1.287
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005
Principal Window End    09/25/2015      09/25/2015     09/25/2015      09/25/2015     09/25/2015      09/25/2015     09/25/2015
Principal # Months         120              120           120              120            120             120           120

4-A-2
----------------------------------------------------------------------------------------------------------------------------------
CPB                         5%              15%           20%              25%            30%             40%           50%
----------------------------------------------------------------------------------------------------------------------------------
Yield at 99-19            5.357            5.362         5.364            5.367          5.371           5.379         5.389
Average Life (Years)      7.608            4.795         3.894            3.194          2.652           1.895         1.407
Modified Duration         5.915            3.898         3.232            2.704          2.286           1.683         1.279
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005
Principal Window End    09/25/2015      09/25/2015     09/25/2015      09/25/2015     09/25/2015      09/25/2015     09/25/2015
Principal # Months         120              120           120              120            120             120           120

(1) Assumes any outstanding principal balance on the Group 1-A, the Group 2-A, the Group 3-A and the Group 4-A Certificates will be paid in full by the Distribution Date occurring in the month of September 2008, September 2010, September 2012 and September 2015, respectively.

Banc of America Securities LLC
----------------------------------------------------------------------------  16
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                          To Maturity
------------------------------------------------------------------------------------------------------------------------------------
1-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%              20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-22 2/8        5.603           5.342            5.213           5.085            4.957           4.703           4.444
Average Life (Years)      11.711           5.483            4.163           3.292            2.681           1.891           1.402
Modified Duration          7.586           4.249            3.399           2.791            2.336           1.710           1.299
Principal Window Begin  10/25/2005       10/25/2005      10/25/2005       10/25/2005      10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2035       09/25/2035      09/25/2035       09/25/2035      09/25/2035       09/25/2035     05/25/2033
Principal # Months          360             360              360             360              360             360             332

1-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%              20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-13 4/8        5.639           5.406            5.293           5.182            5.073           4.861           4.653
Average Life (Years)      11.711           5.483            4.163           3.292            2.681           1.891           1.402
Modified Duration          7.570           4.237            3.389           2.782            2.329           1.704           1.294
Principal Window Begin  10/25/2005       10/25/2005      10/25/2005       10/25/2005      10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2035       09/25/2035      09/25/2035       09/25/2035      09/25/2035       05/25/2035     06/25/2029
Principal # Months          360             360              360             360              360             356             285

2-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%              20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-01 4/8        5.519           5.237            5.122           5.022            4.936           4.796           4.684
Average Life (Years)      11.908           5.544            4.200           3.315            2.695           1.896           1.404
Modified Duration          7.827           4.332            3.446           2.816            2.348           1.709           1.294
Principal Window Begin  10/25/2005       10/25/2005      10/25/2005       10/25/2005      10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2035       09/25/2035      09/25/2035       09/25/2035      09/25/2035       09/25/2035     05/25/2034
Principal # Months          360             360              360             360              360             360             344

2-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%              20%             25%              30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-22 2/8         5.564           5.318            5.224           5.147            5.085           5.002           4.956
Average Life (Years)      11.908           5.544            4.200           3.315            2.695           1.896           1.404
Modified Duration          7.807           4.317            3.433           2.805            2.338           1.701           1.288
Principal Window Begin  10/25/2005       10/25/2005      10/25/2005       10/25/2005      10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2035       09/25/2035      09/25/2035       09/25/2035      09/25/2035       09/25/2035     01/25/2032
Principal # Months          360             360              360             360              360             360             316

Banc of America Securities LLC
----------------------------------------------------------------------------  17
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                         To Maturity
------------------------------------------------------------------------------------------------------------------------------------
2-A-3
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%           20%              25%           30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-30 4/8        5.288            4.832         4.775            4.731         4.684           4.582           4.464
Average Life (Years)      6.511            2.425         1.790            1.400         1.138           0.808           0.606
Modified Duration         5.167            2.186         1.649            1.307         1.073           0.770           0.582
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005      10/25/2005      10/25/2005
Principal Window End    11/25/2019      06/25/2011     12/25/2009      01/25/2009     05/25/2008      08/25/2007      02/25/2007
Principal # Months         170              69             51              40             32              23              17

2-A-4
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%           20%              25%           30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 98-22 4/8        5.671            5.263         5.042            4.941         4.935           4.931           4.927
Average Life (Years)      16.813           7.133         5.344            4.174         3.359           2.351           1.747
Modified Duration         10.826           5.855         4.589            3.685         3.025           2.169           1.636
Principal Window Begin  11/25/2019      06/25/2011     12/25/2009      01/25/2009     05/25/2008      08/25/2007      02/25/2007
Principal Window End    05/25/2025      07/25/2014     05/25/2012      12/25/2010     12/25/2009      08/25/2008      11/25/2007
Principal # Months          67              38             30              24             20              13              10

2-A-5
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%           20%              25%           30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-09 6/8       5.711            5.531         5.408            5.268         5.128           4.929           4.799
Average Life (Years)      24.458          13.738         10.594           8.432         6.882           4.830           3.550
Modified Duration         13.205           9.377         7.823            6.593         5.611           4.156           3.158
Principal Window Begin  05/25/2025      07/25/2014     05/25/2012      12/25/2010     12/25/2009      08/25/2008      11/25/2007
Principal Window End    09/25/2035      09/25/2035     09/25/2035      09/25/2035     09/25/2035      09/25/2035      05/25/2034
Principal # Months         125              255           281              298           310             326             319

Banc of America Securities LLC
----------------------------------------------------------------------------  18
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                   Preliminary Bond Summary
------------------------------------------------------------------------------------------------------------------------------------
                                                         To Maturity
------------------------------------------------------------------------------------------------------------------------------------
3-A-1
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%            20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 100-08 4/8       5.492            5.244          5.147           5.063          4.989           4.859           4.732
Average Life (Years)      11.973           5.552          4.201           3.312          2.691           1.893           1.402
Modified Duration         7.831            4.308          3.423           2.796          2.332           1.700           1.289
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2035      09/25/2035     09/25/2035       09/25/2035    09/25/2035       09/25/2035     12/25/2033
Principal # Months         360              360            360             360            360             360             339

3-A-2
------------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%            20%             25%            30%             40%             50%
------------------------------------------------------------------------------------------------------------------------------------
Yield at 99-28            5.542            5.335          5.261           5.203          5.157           5.088           5.035
Average Life (Years)      11.973           5.552          4.201           3.312          2.691           1.893           1.402
Modified Duration         7.808            4.291          3.409           2.784          2.321           1.691           1.282
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005       10/25/2005    10/25/2005       10/25/2005     10/25/2005
Principal Window End    09/25/2035      09/25/2035     09/25/2035       09/25/2035    09/25/2035       08/25/2035     02/25/2030
Principal # Months         360              360            360             360            360             359             293

Banc of America Securities LLC
----------------------------------------------------------------------------  19
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I              $764,288,000 (approximate)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Preliminary Bond Summary
----------------------------------------------------------------------------------------------------------------------------------
                                                      To Maturity
----------------------------------------------------------------------------------------------------------------------------------
4-A-1
----------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%           20%              25%            30%            40%            50%
----------------------------------------------------------------------------------------------------------------------------------
Yield at 100-03           5.499            5.323         5.262            5.212          5.168          5.087          5.001
Average Life (Years)      12.500           5.692         4.279            3.358          2.720          1.905          1.408
Modified Duration         8.056            4.356         3.445            2.806          2.336          1.700          1.288
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005      10/25/2005    10/25/2005
Principal Window End    09/25/2035      09/25/2035     09/25/2035      09/25/2035     09/25/2035      09/25/2035    10/25/2033
Principal # Months         360              360           360              360            360            360            337

4-A-2
----------------------------------------------------------------------------------------------------------------------------------
CPR                         5%              15%           20%              25%            30%            40%            50%
----------------------------------------------------------------------------------------------------------------------------------
Yield at 99-19            5.561            5.438         5.407            5.390          5.382          5.381          5.389
Average Life (Years)      12.500           5.692         4.279            3.358          2.720          1.905          1.408
Modified Duration         8.026            4.333         3.426            2.790          2.322          1.689          1.279
Principal Window Begin  10/25/2005      10/25/2005     10/25/2005      10/25/2005     10/25/2005      10/25/2005    10/25/2005
Principal Window End    09/25/2035      09/25/2035     09/25/2035      09/25/2035     09/25/2035      08/25/2035    12/25/2029
Principal # Months         360              360           360              360            360            359            291


Banc of America Securities LLC
----------------------------------------------------------------------------  20
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material") has been prepared by Banc of America Securities LLC (the "Underwriter") and is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any state where such an offer or solicitation would be illegal. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material regarding the assets backing any securities discussed herein will be superseded by the information contained in any final prospectus for any securities actually sold to you. This information is furnished solely by the Underwriter and not by the issuer of the securities. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                             [BANK OF AMERICA LOGO]

--------------------------------------------------------------------------------


                 MBS New Issue Term Sheet - Collateral Appendix


                    Banc of America Mortgage Securities, Inc.


               Mortgage Pass-Through Certificates, Series 2005-I
                           $764,288,000 (approximate)


                                September 8, 2005

--------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
--------------------------------------------------------------------------------

                  Collateral Summary of Group 1 Mortgage Loans
--------------------------------------------------------------------------------


Description of The Group 1 Mortgage Loans
-----------------------------------------

The Group 1 Mortgage Loans consist of 3/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 69.29% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 1 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------

                                                           Collateral Summary         Range (if applicable)
                                                           ------------------         ---------------------
Total Outstanding Loan Balance                                  $86,087,502
Total Number of Loans                                                   158
Average Loan Principal Balance                                     $544,858            $360,000 to $1,500,000
WA Gross Coupon                                                      5.478%                  4.250% to 6.625%
WA FICO                                                                 746                        636 to 816
WA Original Term (mos.)                                          358 months                 180 to 360 months
WA Remaining Term (mos.)                                         358 months                 180 to 360 months
WA OLTV                                                              72.54%                  36.59% to 84.44%
WA Months to First Rate Adjustment Date                           36 months                   35 to 36 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     11.478%                10.250% to 12.625%
Geographic Concentration of Mortgaged Properties (Top   CA           47.84%
5 States) based on the Aggregate Stated                 FL           13.05%
Principal Balance                                       IL            4.78%
                                                        NC            4.52%
                                                        MA            3.12%
-------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                 2
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


             Occupancy of Mortgaged Properties of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Occupancy                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                      132                 $72,781,557.28               84.54%
Second Home                             24                  12,240,024.55               14.22
Investor Property                        2                   1,065,920.00                1.24
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83             100.00%
====================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.



                         Property Types of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Property Type                Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                 92                 $51,519,078.66               59.85%
PUD-Detached                            34                  19,415,157.81               22.55
Condominium                             27                  13,084,072.96               15.20
PUD-Attached                             3                   1,259,200.00                1.46
Townhouse                                1                     420,000.00                0.49
2-Family                                 1                     389,992.40                0.45
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================


                     Mortgage Loan Purpose of the Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Purpose                      Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Purchase                                86                 $46,926,794.18               54.51%
Refinance-Rate/Term                     36                  20,612,475.28               23.94
Refinance-Cashout                       36                  18,548,232.37               21.55
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================


Banc of America Securities LLC                                                 3
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                  Geographic Distribution of the Mortgage Properties of the
                                  Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                     Number Of            Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
         Geographic Area               Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
California                              76                 $41,183,750.75               47.84%
Florida                                 20                  11,232,828.07               13.05
Illinois                                 7                   4,118,708.23                4.78
North Carolina                           7                   3,895,266.52                4.52
Massachusetts                            6                   2,684,992.40                3.12
Arizona                                  4                   2,243,920.00                2.61
Virginia                                 5                   2,171,413.30                2.52
Nevada                                   4                   2,152,647.02                2.50
Maryland                                 4                   2,111,000.00                2.45
Colorado                                 4                   2,099,100.00                2.44
Michigan                                 3                   1,977,000.00                2.30
Hawaii                                   2                   1,826,250.00                2.12
South Carolina                           3                   1,387,100.00                1.61
Wisconsin                                2                     905,000.00                1.05
Kansas                                   1                     892,000.00                1.04
Indiana                                  1                     650,000.00                0.76
New York                                 1                     600,000.00                0.70
New Mexico                               1                     587,325.54                0.68
Washington                               1                     511,000.00                0.59
Georgia                                  1                     508,000.00                0.59
Connecticut                              1                     500,000.00                0.58
Texas                                    1                     500,000.00                0.58
Utah                                     1                     475,300.00                0.55
New Jersey                               1                     473,900.00                0.55
Minnesota                                1                     401,000.00                0.47
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, no more than approximately 1.90% of the Group 1 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                 4
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------



               California State Distribution of the Mortgaged Properties of the
                                    Group 1 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                         % of
                                                                                   Cut-Off Date
                                                             Aggregate            Pool Principal
                                    Number Of             Stated Principal          Balance of the
                                     Mortgage               Balance as of           California
California State Distribution          Loans                Cut-Off Date          Mortgage Loans
----------------------------------------------------------------------------------------------------
Northern California                     45                 $24,742,119.58               60.08%
Southern California                     31                  16,441,631.17               39.92
----------------------------------------------------------------------------------------------------
Total:                                  76                 $41,183,750.75              100.00%
====================================================================================================


          Current Mortgage Loan Principal Balances of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
    Current Mortgage Loan            Mortgage               Balance as of         Pool Principal
   Principal Balances ($)              Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                 20                  $7,689,114.12                8.93%
400,000.01 - 450,000.00                 27                  11,667,630.68               13.55
450,000.01 - 500,000.00                 29                  13,784,515.02               16.01
500,000.01 - 550,000.00                 25                  13,029,699.19               15.14
550,000.01 - 600,000.00                 18                  10,433,426.54               12.12
600,000.01 - 650,000.00                 16                  10,162,619.62               11.80
650,000.01 - 700,000.00                  5                   3,414,397.07                3.97
700,000.01 - 750,000.00                  6                   4,356,298.86                5.06
750,000.01 - 800,000.00                  4                   3,165,287.73                3.68
850,000.01 - 900,000.00                  2                   1,761,113.00                2.05
900,000.01 - 950,000.00                  1                     945,000.00                1.10
950,000.01 - 1,000,000.00                2                   1,952,000.00                2.27
1,000,000.01 - 1,500,000.00              3                   3,726,400.00                4.33
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the average outstanding principal balance of the Group 1
      Mortgage Loans is expected to be approximately $544,858.


Banc of America Securities LLC                                                 5
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                    Original Loan-To-Value Ratios of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
   Original Loan-To-Value            Mortgage               Balance as of         Pool Principal
         Ratios (%)                    Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
35.01 - 40.00                            3                  $2,335,000.00                2.71%
40.01 - 45.00                            3                   1,549,000.00                1.80
45.01 - 50.00                            5                   2,873,900.00                3.34
50.01 - 55.00                            2                     957,363.17                1.11
55.01 - 60.00                            6                   4,065,576.78                4.72
60.01 - 65.00                            7                   3,453,593.09                4.01
65.01 - 70.00                           21                  13,199,751.00               15.33
70.01 - 75.00                           14                   7,679,976.55               8.92
75.01 - 80.00                           96                  49,593,341.24               57.61
80.01 - 85.00                            1                     380,000.00                0.44
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the
      Group 1 Mortgage Loans is expected to be approximately 72.54%.


              Current Mortgage Interest Rates of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
 Mortgage Interest Rates (%)           Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
4.001 - 4.250                            1                    $380,000.00                0.44%
4.251 - 4.500                            1                     523,920.00                0.61
4.501 - 4.750                            7                   3,811,256.00                4.43
4.751 - 5.000                           15                   8,014,886.92                9.31
5.001 - 5.250                           31                  17,144,134.20               19.91
5.251 - 5.500                           43                  22,749,870.29               26.43
5.501 - 5.750                           26                  13,743,562.67               15.96
5.751 - 6.000                           22                  13,657,890.55               15.87
6.001 - 6.250                            9                   4,612,400.00                5.36
6.251 - 6.500                            1                     650,000.00                0.76
6.501 - 6.750                            2                     799,581.20                0.93
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the
      Group 1 Mortgage Loans is expected to be approximately 5.478% per annum.


Banc of America Securities LLC                                                 6
--------------------------------------------------------------------------------

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                        Gross Margin of the Group 1 Mortgage Loans(1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
      Gross Margin (%)                 Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.250                                  158                 $86,087,501.83              100.00%
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Gross Margin of the Group 1 Mortgage Loans is expected to be approximately 2.250% per annum.




                       Rate Ceilings of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
      Rate Ceilings (%)                Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
10.001 - 10.250                          1                    $380,000.00                0.44%
10.251 - 10.500                          1                     523,920.00                0.61
10.501 - 10.750                          7                   3,811,256.00                4.43
10.751 - 11.000                         15                   8,014,886.92                9.31
11.001 - 11.250                         31                  17,144,134.20               19.91
11.251 - 11.500                         43                  22,749,870.29               26.43
11.501 - 11.750                         26                  13,743,562.67               15.96
11.751 - 12.000                         22                  13,657,890.55               15.87
12.001 - 12.250                          9                   4,612,400.00                5.36
12.251 - 12.500                          1                     650,000.00                0.76
12.501 - 12.750                          2                     799,581.20                0.93
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 1 Mortgage Loans is expected to be approximately 11.478% per annum.


Banc of America Securities LLC                                                 7
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                 First Rate Adjustment Date of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
First Rate Adjustment Date            Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
August 1, 2008                          79                 $41,273,169.83               47.94%
September 1, 2008                       79                  44,814,332.00               52.06
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 1 Mortgage Loans is expected to be approximately 36 months.


                      Remaining Terms of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
  Remaining Term (Months)             Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
161 - 180                                1                    $740,000.00                0.86%
341 - 360                              157                  85,347,501.83               99.14
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average remaining term to stated maturity of the
      Group 1 Mortgage Loans is expected to be approximately 358 months.


                Credit Scoring of Mortgagors of the Group 1 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
       Credit Scores                  Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                                8                  $4,107,632.29                4.77%
751 - 800                               76                  42,532,161.34               49.41
701 - 750                               51                  27,531,871.68               31.98
651 - 700                               18                   9,638,336.52               11.20
601 - 650                                5                   2,277,500.00                2.65
----------------------------------------------------------------------------------------------------
Total:                                 158                 $86,087,501.83              100.00%
====================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and
      TransUnion (Empirica).


Banc of America Securities LLC                                                 8
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  Collateral Summary of Group 2 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 2 Mortgage Loans
-----------------------------------------

The Group 2 Mortgage Loans consist of 5/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 71.77% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Approximately 0.72% of the Group 2 Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 2 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------
                                                              Collateral Summary          Range (if applicable)
                                                              ------------------          ---------------------
Total Outstanding Loan Balance                                       $451,029,039
Total Number of Loans                                                         835
Average Loan Principal Balance                                           $540,155           $132,500 to $1,250,000
WA Gross Coupon                                                            5.147%                  3.500% to 6.750%
WA FICO                                                                       746                       629 to 817
WA Original Term (mos.)                                                360 months                240 to 360 months
WA Remaining Term (mos.)                                               359 months                239 to 360 months
WA OLTV                                                                    71.50%                  12.50% to 95.00%
WA Months to First Rate Adjustment Date                                 59 months                   55 to 60 months
Gross Margin                                                               2.250%
WA Rate Ceiling                                                           10.147%                 8.500% to 11.750%
Geographic Concentration of Mortgaged Properties (Top                CA        51.32%
5 States) based on the Aggregate Stated Principal                    FL         8.65%
Balance                                                              VA         7.43%
                                                                     MD         3.79%
                                                                     IL         3.33%
------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                 9
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


             Occupancy of Mortgaged Properties of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Occupancy                   Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                      759                $410,622,044.37               91.04%
Second Home                             70                  37,850,963.10                8.39
Investor Property                        6                   2,556,031.20                0.57
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.



                         Property Types of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
       Property Type                  Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                499                $275,189,833.70               61.01%
PUD-Detached                           184                 103,476,891.39               22.94
Condominium                            124                  59,130,762.95               13.11
PUD-Attached                            22                  10,098,261.07                2.24
Townhouse                                4                   1,734,933.22                0.38
2-Family                                 2                   1,398,356.34                0.31
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================


                     Mortgage Loan Purpose of the Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
          Purpose                     Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
Purchase                               548                $291,919,838.50               64.72%
Refinance-Rate/Term                    167                  97,218,901.77               21.55
Refinance-Cashout                      120                  61,890,298.40               13.72
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================


Banc of America Securities LLC                                                10
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                  Geographic Distribution of the Mortgage Properties of the
                                  Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
      Geographic Area                 Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
California                             417                $231,470,190.27               51.32%
Florida                                 75                  39,004,491.28                8.65
Virginia                                66                  33,500,673.88                7.43
Maryland                                35                  17,099,359.39                3.79
Illinois                                26                  15,027,457.31                3.33
Georgia                                 22                  10,740,981.08                2.38
North Carolina                          17                   9,124,093.57                2.02
Massachusetts                           16                   8,998,308.89                2.00
Washington                              16                   8,640,599.15                1.92
Texas                                   15                   8,485,164.38                1.88
Nevada                                  15                   7,842,646.37                1.74
District of Columbia                    15                   7,747,917.24                1.72
Arizona                                 15                   7,640,045.31                1.69
South Carolina                          12                   7,229,929.52                1.60
New Jersey                              12                   5,466,342.65                1.21
New York                                 9                   4,353,166.64                0.97
Colorado                                 8                   4,321,475.55                0.96
Connecticut                              7                   3,877,374.17                0.86
Tennessee                                6                   3,448,355.05                0.76
Oregon                                   5                   2,313,627.74                0.51
New Mexico                               3                   2,061,600.00                0.46
Missouri                                 2                   1,499,151.19                0.33
Minnesota                                2                   1,466,800.00                0.33
Pennsylvania                             3                   1,395,200.00                0.31
Alabama                                  3                   1,371,224.78                0.30
Michigan                                 2                   1,323,000.00                0.29
Idaho                                    2                     857,200.00                0.19
Kansas                                   1                     800,000.00                0.18
Wisconsin                                1                     750,000.00                0.17
Arkansas                                 1                     545,000.00                0.12
Louisiana                                1                     520,000.00                0.12
Rhode Island                             1                     492,000.00                0.11
North Dakota                             1                     480,000.00                0.11
Vermont                                  1                     400,000.00                0.09
Ohio                                     1                     376,105.91                0.08
Maine                                    1                     359,557.35                0.08
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================


(1)   As of the Cut-Off Date, no more than approximately 0.79% of the Group 2 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                11
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


               California State Distribution of the Mortgaged Properties of the
                                   Group 2 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                     % of
                                                          Aggregate             Cut-Off Date
                                   Number Of          Stated Principal         Pool Principal
                                     Mortgage           Balance as of           Balance of the
California State Distribution          Loans            Cut-Off Date     California Mortgage Loans
----------------------------------------------------------------------------------------------------
Northern California                    248                $136,328,943.97               58.90%
Southern California                    169                  95,141,246.30               41.10
----------------------------------------------------------------------------------------------------
Total:                                 417                $231,470,190.27              100.00%
====================================================================================================



          Current Mortgage Loan Principal Balances of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                     Number Of           Stated Principal          Cut-Off Date
    Current Mortgage Loan            Mortgage              Balance as of          Pool Principal
    Principal Balances ($)             Loans               Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                  1                    $132,500.00                0.03%
150,000.01 - 200,000.00                  2                     334,000.00                0.07
200,000.01 - 250,000.00                  1                     209,000.00                0.05
250,000.01 - 300,000.00                  2                     567,500.00                0.13
300,000.01 - 350,000.00                  1                     312,500.00                0.07
350,000.01 - 400,000.00                141                  54,199,981.11               12.02
400,000.01 - 450,000.00                164                  69,679,329.86               15.45
450,000.01 - 500,000.00                132                  63,355,254.08               14.05
500,000.01 - 550,000.00                 88                  45,914,687.56               10.18
550,000.01 - 600,000.00                 92                  53,434,749.41               11.85
600,000.01 - 650,000.00                 51                  32,078,971.95                7.11
650,000.01 - 700,000.00                 36                  24,598,364.75                5.45
700,000.01 - 750,000.00                 37                  27,009,700.97                5.99
750,000.01 - 800,000.00                 20                  15,552,528.10                3.45
800,000.01 - 850,000.00                 11                   9,151,023.50                2.03
850,000.01 - 900,000.00                 13                  11,375,955.00                2.52
900,000.01 - 950,000.00                 12                  11,137,000.00                2.47
950,000.01 - 1,000,000.00               23                  22,847,904.62                5.07
1,000,000.01 - 1,500,000.00              8                   9,138,087.76                2.03
----------------------------------------------------------------------------------------------------
Total:                                  835               $451,029,038.67              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the average outstanding principal balance of the Group 2
      Mortgage Loans is expected to be approximately $540,155.


Banc of America Securities LLC                                                12
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


               Original Loan-To-Value Ratios of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
  Original Loan-To-Value            Mortgage               Balance as of          Pool Principal
        Ratios (%)                    Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
10.01 - 15.00                            1                    $500,000.00                0.11%
20.01 - 25.00                            1                     935,000.00                0.21
25.01 - 30.00                            4                   2,240,156.15                0.50
30.01 - 35.00                            4                   1,747,541.66                0.39
35.01 - 40.00                           14                   8,481,752.53                1.88
40.01 - 45.00                           13                   6,613,531.92                1.47
45.01 - 50.00                           32                  19,081,690.27                4.23
50.01 - 55.00                           25                  12,702,608.63                2.82
55.01 - 60.00                           37                  21,362,915.44                4.74
60.01 - 65.00                           54                  30,834,408.50                6.84
65.01 - 70.00                           92                  53,129,651.96               11.78
70.01 - 75.00                           78                  44,509,162.34                9.87
75.01 - 80.00                          467                 243,534,513.94               54.00
80.01 - 85.00                            3                   1,160,817.25                0.26
85.01 - 90.00                            7                   3,131,010.00                0.69
90.01 - 95.00                            3                   1,064,278.08                0.24
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the
      Group 2 Mortgage Loans is expected to be approximately 71.50%.


Banc of America Securities LLC                                                13
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


              Current Mortgage Interest Rates of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                    Number Of            Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
Mortgage Interest Rates (%)           Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
3.251 - 3.500                            1                    $599,055.73                0.13%
3.501 - 3.750                            9                   5,565,920.06                1.23
3.751 - 4.000                           14                   6,894,969.18                1.53
4.001 - 4.250                           22                  11,842,420.10                2.63
4.251 - 4.500                           41                  24,445,269.94                5.42
4.501 - 4.750                           68                  37,851,830.30                8.39
4.751 - 5.000                          146                  79,239,228.14               17.57
5.001 - 5.250                          198                 110,787,066.74               24.56
5.251 - 5.500                          199                 105,333,353.92               23.35
5.501 - 5.750                           95                  47,535,954.33               10.54
5.751 - 6.000                           34                  16,584,450.23                3.68
6.001 - 6.250                            2                   1,200,000.00                0.27
6.251 - 6.500                            5                   2,741,520.00                0.61
6.501 - 6.750                            1                     408,000.00                0.09
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the
      Group 2 Mortgage Loans is expected to be approximately 5.147% per annum.


                        Gross Margin of the Group 2 Mortgage Loans(1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
     Gross Margin (%)                 Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
2.250                                  835                $451,029,038.67              100.00%
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Gross Margin of the Group 2 Mortgage Loans is expected to be approximately 2.250% per annum.


Banc of America Securities LLC                                                14
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                       Rate Ceilings of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
     Rate Ceilings (%)                Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
8.251 - 8.500                            1                    $599,055.73                0.13%
8.501 - 8.750                            9                   5,565,920.06                1.23
8.751 - 9.000                           14                   6,894,969.18                1.53
9.001 - 9.250                           22                  11,842,420.10                2.63
9.251 - 9.500                           41                  24,445,269.94                5.42
9.501 - 9.750                           68                  37,851,830.30                8.39
9.751 - 10.000                         146                  79,239,228.14               17.57
10.001 - 10.250                        198                 110,787,066.74               24.56
10.251 - 10.500                        199                 105,333,353.92               23.35
10.501 - 10.750                         95                  47,535,954.33               10.54
10.751 - 11.000                         34                  16,584,450.23                3.68
11.001 - 11.250                          2                   1,200,000.00                0.27
11.251 - 11.500                          5                   2,741,520.00                0.61
11.501 - 11.750                          1                     408,000.00                0.09
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 2 Mortgage Loans is expected to be approximately 10.147% per annum.



                 First Rate Adjustment Date of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                 % of
                                    Number of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
 First Rate Adjustment Date           Loans                 Cut-Off Date             Balance
----------------------------------------------------------------------------------------------------
April 1, 2010                            1                    $423,187.15                0.09%
June 1, 2010                             1                     404,200.00                0.09
July 1, 2010                            24                  14,794,423.53                3.28
August 1, 2010                         440                 242,415,457.24               53.75
September 1, 2010                      369                 192,991,770.75               42.79
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 2 Mortgage Loans is expected to be approximately 59 months.


Banc of America Securities LLC                                                15
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                      Remaining Terms of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
  Remaining Term (Months)             Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
221 - 240                                2                    $965,112.96                0.21%
281 - 300                                1                     548,863.54                0.12
341 - 360                              832                 449,515,062.17               99.66
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average remaining term to stated maturity of the
      Group 2 Mortgage Loans is expected to be approximately 359 months.



                    Credit Scoring of Mortgagors of the Group 2 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                  % of
                                   Number Of             Stated Principal          Cut-Off Date
                                    Mortgage               Balance as of          Pool Principal
       Credit Scores                  Loans                Cut-Off Date                Balance
----------------------------------------------------------------------------------------------------
801 - 850                               36                 $19,353,599.45                4.29%
751 - 800                              405                 222,801,450.18               49.40
701 - 750                              250                 134,194,941.39               29.75
651 - 700                              120                  61,888,721.41               13.72
601 - 650                               20                  11,015,649.79                2.44
Not Scored                               4                   1,774,676.45                0.39
----------------------------------------------------------------------------------------------------
Total:                                 835                $451,029,038.67              100.00%
====================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and
      TransUnion (Empirica).


Banc of America Securities LLC                                                16
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                         Collateral Summary of Group 3 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 3 Mortgage Loans
-----------------------------------------

The Group 3 Mortgage Loans consist of 7/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 59.56% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Group 3 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                           Collateral Summary         Range (if applicable)
                                                           ------------------         ---------------------
Total Outstanding Loan Balance                                 $142,694,888
Total Number of Loans                                                   263
Average Loan Principal Balance                                     $542,566            $359,633 to $1,400,000
WA Gross Coupon                                                      5.397%                  4.250% to 6.875%
WA FICO                                                                 745                             627
                                                                                                       to 817
WA Original Term (mos.)                                          360 months
WA Remaining Term (mos.)                                         359 months                             358
                                                                                                       to 360
WA OLTV                                                              69.34%                  29.50% to 94.94%
WA Months to First Rate Adjustment Date                           83 months                   82 to 84 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.397%                 9.250% to 11.875%
Geographic Concentration of Mortgaged Properties (Top   CA           44.71%
5 States) based on the Aggregate Stated Principal       VA            6.54%
Balance                                                 FL            6.14%
                                                        SC            6.01%
                                                        MD            4.58%
------------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                17
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


             Occupancy of Mortgaged Properties of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Occupancy                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                      239                $129,933,819.38               91.06%
Second Home                             22                  11,846,073.15                8.30
Investor Property                        2                     914,995.75                0.64
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                             Property Types of the Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Property Type                Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                162                 $90,412,871.46               63.36%
PUD-Detached                            50                  26,029,096.96               18.24
Condominium                             35                  18,684,751.82               13.09
PUD-Attached                             7                   3,320,558.77                2.33
Townhouse                                3                   1,238,535.97                0.87
Cooperative                              3                   1,219,073.30                0.85
2-Family                                 2                     953,500.00                0.67
4-Family                                 1                     836,500.00                0.59
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================



                     Mortgage Loan Purpose of the Group 3 Mortgage Loans


----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Purpose                      Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Purchase                               139                 $76,553,194.40               53.65%
Refinance-Rate/Term                     69                  38,064,680.65               26.68
Refinance-Cashout                       55                  28,077,013.23               19.68
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================


Banc of America Securities LLC                                                18
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                       Geographic Distribution of the Mortgage Properties of the
                                      Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
         Geographic Area               Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
California                             111                 $63,802,925.79               44.71%
Virginia                                17                   9,329,443.89                6.54
Florida                                 17                   8,767,533.25                6.14
South Carolina                          17                   8,582,265.91                6.01
Maryland                                13                   6,537,628.92                4.58
Illinois                                12                   6,262,263.31                4.39
Arizona                                  8                   3,888,977.96                2.73
Massachusetts                            7                   3,804,669.95                2.67
Texas                                    7                   3,493,074.09                2.45
Washington                               5                   3,146,913.54                2.21
New Jersey                               6                   2,866,710.53                2.01
North Carolina                           6                   2,788,681.53                1.95
New York                                 5                   2,291,249.31                1.61
District of Columbia                     4                   2,241,182.17                1.57
Georgia                                  4                   2,104,888.00                1.48
Indiana                                  3                   1,896,199.86                1.33
Connecticut                              3                   1,835,414.15                1.29
Colorado                                 4                   1,833,899.99                1.29
Minnesota                                3                   1,619,529.37                1.13
Oregon                                   3                   1,501,200.00                1.05
Hawaii                                   2                   1,030,000.00                0.72
Pennsylvania                             2                   1,007,385.20                0.71
Rhode Island                             1                     547,371.42                0.38
Iowa                                     1                     508,000.00                0.36
Missouri                                 1                     507,480.14                0.36
Montana                                  1                     500,000.00                0.35
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================


(1) As of the Cut-Off Date, no more than approximately 1.32% of the Group 3 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                19
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


               California State Distribution of the Mortgaged Properties of the
                                    Group 3 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                     % of
                                                          Aggregate             Cut-Off Date
                                    Number Of         Stated Principal         Pool Principal
                                     Mortgage           Balance as of           Balance of the
California State Distribution          Loans            Cut-Off Date     California Mortgage Loans
----------------------------------------------------------------------------------------------------
Southern California                     57                 $33,293,281.54               52.18%
Northern California                     54                  30,509,644.25               47.82
----------------------------------------------------------------------------------------------------
Total:                                 111                 $63,802,925.79              100.00%
====================================================================================================


          Current Mortgage Loan Principal Balances of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
    Current Mortgage Loan            Mortgage               Balance as of         Pool Principal
   Principal Balances ($)              Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
350,000.01 - 400,000.00                 45                 $17,260,686.83               12.10%
400,000.01 - 450,000.00                 42                  17,963,319.14               12.59
450,000.01 - 500,000.00                 48                  23,128,944.96               16.21
500,000.01 - 550,000.00                 42                  22,165,152.43               15.53
550,000.01 - 600,000.00                 16                   9,169,754.91                6.43
600,000.01 - 650,000.00                 23                  14,436,293.98               10.12
650,000.01 - 700,000.00                 11                   7,536,707.24                5.28
700,000.01 - 750,000.00                 12                   8,631,606.21                6.05
750,000.01 - 800,000.00                  4                   3,102,975.00                2.17
800,000.01 - 850,000.00                  2                   1,657,500.00                1.16
850,000.01 - 900,000.00                  6                   5,256,988.00                3.68
900,000.01 - 950,000.00                  3                   2,809,018.58                1.97
950,000.01 - 1,000,000.00                7                   6,950,941.00                4.87
1,000,000.01 - 1,500,000.00              2                   2,625,000.00                1.84
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the average outstanding principal balance of the Group 3 Mortgage Loans is expected to be approximately $542,566.



Banc of America Securities LLC                                                20
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------

                    Original Loan-To-Value Ratios of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
   Original Loan-To-Value            Mortgage               Balance as of         Pool Principal
         Ratios (%)                    Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
25.01 - 30.00                            1                    $708,000.00                0.50%
35.01 - 40.00                            6                   3,816,236.96                2.67
40.01 - 45.00                            9                   5,643,064.72                3.95
45.01 - 50.00                           13                   7,467,775.56                5.23
50.01 - 55.00                           14                   7,429,469.67                5.21
55.01 - 60.00                           14                   6,810,043.30                4.77
60.01 - 65.00                           19                  10,249,265.65                7.18
65.01 - 70.00                           34                  19,304,461.74               13.53
70.01 - 75.00                           31                  16,682,005.96               11.69
75.01 - 80.00                          118                  62,985,910.59               44.14
80.01 - 85.00                            1                     367,547.51                0.26
85.01 - 90.00                            2                     856,507.53                0.60
90.01 - 95.00                            1                     374,599.09                0.26
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the
      Group 3 Mortgage Loans is expected to be approximately 69.34%.


                   Current Mortgage Interest Rates of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Mortgage Interest Rates (%)            Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
4.001 - 4.250                            2                    $844,469.57                0.59%
4.251 - 4.500                            4                   3,093,743.34                2.17
4.501 - 4.750                            6                   3,379,035.42                2.37
4.751 - 5.000                           25                  13,976,210.53                9.79
5.001 - 5.250                           49                  26,117,855.89               18.30
5.251 - 5.500                           95                  51,355,882.61               35.99
5.501 - 5.750                           60                  32,000,810.66               22.43
5.751 - 6.000                           19                   9,971,480.26                6.99
6.001 - 6.250                            1                     490,000.00                0.34
6.251 - 6.500                            1                     465,500.00                0.33
6.751 - 7.000                            1                     999,900.00                0.70
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the
      Group 3 Mortgage Loans is expected to be approximately 5.397% per annum.


Banc of America Securities LLC                                                21
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                             Gross Margin of the Group 3 Mortgage Loans(1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Gross Margin (%)                       Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.250                                  263                $142,694,888.28              100.00%
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Gross Margin of the Group 3 Mortgage Loans is expected to be approximately 2.250% per annum.


                            Rate Ceilings of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
      Rate Ceilings (%)                Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
9.001 - 9.250                            2                    $844,469.57                0.59%
9.251 - 9.500                            4                   3,093,743.34                2.17
9.501 - 9.750                            6                   3,379,035.42                2.37
9.751 - 10.000                          25                  13,976,210.53                9.79
10.001 - 10.250                         49                  26,117,855.89               18.30
10.251 - 10.500                         95                  51,355,882.61               35.99
10.501 - 10.750                         60                  32,000,810.66               22.43
10.751 - 11.000                         19                   9,971,480.26                6.99
11.001 - 11.250                          1                     490,000.00                0.34
11.251 - 11.500                          1                     465,500.00                0.33
11.751 - 12.000                          1                     999,900.00                0.70
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 3 Mortgage Loans is expected to be approximately 10.397% per annum.


Banc of America Securities LLC                                                22
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                 First Rate Adjustment Date of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
First Rate Adjustment Date           Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
July 1, 2012                             7                  $3,977,152.46                2.79%
August 1, 2012                         128                  67,489,646.82               47.30
September 1, 2012                      128                  71,228,089.00               49.92
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 3 Mortgage Loans is expected to be approximately 83 months.


                           Remaining Terms of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
Remaining Term (Months)               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
341 - 360                             263                 $142,694,888.28             100.00%
----------------------------------------------------------------------------------------------------
Total:                                263                 $142,694,888.28             100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average remaining term to stated maturity of the
      Group 3 Mortgage Loans is expected to be approximately 359 months.


                Credit Scoring of Mortgagors of the Group 3 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Credit Scores                Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                               10                  $5,485,246.11                3.84%
751 - 800                              127                  69,190,321.23               48.49
701 - 750                               75                  41,938,062.98               29.39
651 - 700                               41                  21,442,258.25               15.03
601 - 650                                9                   3,978,812.47                2.79
Not Scored                               1                     660,187.24                0.46
----------------------------------------------------------------------------------------------------
Total:                                 263                $142,694,888.28              100.00%
====================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and
      TransUnion (Empirica).


Banc of America Securities LLC                                                23
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                  Collateral Summary of Group 4 Mortgage Loans
--------------------------------------------------------------------------------

Description of The Group 4 Mortgage Loans
-----------------------------------------

The Group 4 Mortgage Loans consist of 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 80.68% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5% over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


Borrowers are permitted to prepay their Mortgage Loans, in whole or in part, at any time without penalty.
--------------------------------------------------------------------------------
The approximate collateral statistics for the Group 4 Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                           Collateral Summary         Range (if applicable)
                                                           ------------------         ---------------------
Total Outstanding Loan Balance                                 $112,198,696
Total Number of Loans                                                   199
Average Loan Principal Balance                                     $563,813            $304,175 to $1,245,000
WA Gross Coupon                                                       5.540%                  4.375% to 6.750%
WA FICO                                                                 753                        642 to 815
WA Original Term (mos.)                                          360 months
WA Remaining Term (mos.)                                         360 months                 358 to 360 months
WA OLTV                                                              67.11%                  14.39% to 90.00%
WA Months to First Rate Adjustment Date                          120 months                 118 to 120 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.540%                 9.375% to 11.750%
Geographic Concentration of Mortgaged Properties (Top   CA           47.44%
5 States) based on the Aggregate Stated Principal       FL           10.67%
Balance                                                 VA            6.51%
                                                        MD            4.70%
                                                        IL            4.07%
-----------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                24
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


             Occupancy of Mortgaged Properties of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Occupancy                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                      184                $104,496,273.06               93.14%
Second Home                             15                   7,702,423.00                6.86
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                             Property Types of the Group 4 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Property Type                Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                131                 $76,311,415.61               68.01%
PUD-Detached                            40                  21,621,571.62               19.27
Condominium                             21                  10,773,669.83               9.60
PUD-Attached                             5                   2,381,039.00                2.12
3-Family                                 1                     720,000.00                0.64
Townhouse                                1                     391,000.00                0.35
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================


                     Mortgage Loan Purpose of the Group 4 Mortgage Loans


----------------------------------------------------------------------------------------------------
          Purpose                   Number Of                Aggregate                   % of
                                                          Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
                                      Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Purchase                               95                  $53,020,183.23             47.26%
Refinance-Rate/Term                    62                  36,277,570.66               32.33
Refinance-Cashout                      42                  22,900,942.17               20.41
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06             100.00%
====================================================================================================


Banc of America Securities LLC                                                25
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                  Geographic Distribution of the Mortgage Properties of the
                                  Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
         Geographic Area               Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
California                              90                 $53,230,893.90               47.44%
Florida                                 23                  11,966,705.60               10.67
Virginia                                13                   7,308,034.86                6.51
Maryland                                10                   5,270,900.00                4.70
Illinois                                 8                   4,569,936.53                4.07
South Carolina                           5                   2,863,000.00                2.55
Massachusetts                            5                   2,715,192.17                2.42
Pennsylvania                             5                   2,654,941.57                2.37
Georgia                                  5                   2,637,537.69                2.35
Arizona                                  4                   2,204,030.62                1.96
Connecticut                              4                   2,043,960.00                1.82
District of Columbia                     4                   1,776,520.00                1.58
Michigan                                 3                   1,723,069.91                1.54
New York                                 3                   1,694,000.00                1.51
Colorado                                 3                   1,575,964.00                1.40
New Jersey                               3                   1,265,220.21                1.13
Oregon                                   2                   1,010,000.00                0.90
North Carolina                           2                   1,003,039.00                0.89
Minnesota                                1                     863,000.00                0.77
Hawaii                                   1                     840,000.00                0.75
Nevada                                   1                     813,750.00                0.73
Arkansas                                 1                     675,000.00                0.60
Tennessee                                1                     575,000.00                0.51
Kansas                                   1                     541,400.00                0.48
Kentucky                                 1                     377,600.00                0.34
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================


(1)   As of the Cut-Off Date, no more than approximately 1.30% of the Group 4 Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                26
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


               California State Distribution of the Mortgaged Properties of the
                                    Group 4 Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                     % of
                                                          Aggregate             Cut-Off Date
                                    Number Of         Stated Principal         Pool Principal
                                     Mortgage           Balance as of           Balance of the
California State Distribution          Loans            Cut-Off Date     California Mortgage Loans
----------------------------------------------------------------------------------------------------
Northern California                     51                 $30,082,043.90               56.51%
Southern California                     39                  23,148,850.00               43.49
----------------------------------------------------------------------------------------------------
Total:                                  90                 $53,230,893.90              100.00%
====================================================================================================


          Current Mortgage Loan Principal Balances of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
    Current Mortgae Loan             Mortgage               Balance as of         Pool Principal
   Principal Balances ($)              Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
300,000.01 - 350,000.00                  1                    $304,174.86                0.27%
350,000.01 - 400,000.00                 27                  10,365,048.88                9.24
400,000.01 - 450,000.00                 27                  11,553,366.01               10.30
450,000.01 - 500,000.00                 38                  18,195,927.66               16.22
500,000.01 - 550,000.00                 22                  11,638,933.49               10.37
550,000.01 - 600,000.00                 22                  12,686,935.72               11.31
600,000.01 - 650,000.00                 13                   8,212,500.00                7.32
650,000.01 - 700,000.00                 14                   9,598,036.53                8.55
700,000.01 - 750,000.00                 14                  10,182,954.00                9.08
750,000.01 - 800,000.00                  3                   2,345,000.00                2.09
800,000.01 - 850,000.00                  6                   5,020,750.00                4.47
850,000.01 - 900,000.00                  2                   1,732,069.91                1.54
900,000.01 - 950,000.00                  2                   1,895,000.00                1.69
950,000.01 - 1,000,000.00                6                   5,987,999.00                5.34
1,000,000.01 - 1,500,000.00              2                   2,480,000.00                2.21
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the average outstanding principal balance of the Group 4
      Mortgage Loans is expected to be approximately $563,813.


Banc of America Securities LLC                                                27
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


               Original Loan-To-Value Ratios of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
   Original Loan-To-Value            Mortgage               Balance as of         Pool Principal
         Ratios (%)                    Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
10.01 - 15.00                            1                    $475,000.00                0.42%
20.01 - 25.00                            2                   1,000,000.00                0.89
25.01 - 30.00                            1                     488,000.00                0.43
30.01 - 35.00                            3                   1,499,656.50                1.34
35.01 - 40.00                            5                   3,042,000.00                2.71
40.01 - 45.00                            8                   3,662,305.07                3.26
45.01 - 50.00                            5                   3,769,341.57                3.36
50.01 - 55.00                           13                   7,732,916.12                6.89
55.01 - 60.00                           16                   9,853,659.74                8.78
60.01 - 65.00                           15                  10,429,310.77                9.30
65.01 - 70.00                           26                  14,650,474.86               13.06
70.01 - 75.00                           24                  13,227,934.41               11.79
75.01 - 80.00                           79                  41,983,797.02               37.42
85.01 - 90.00                            1                     384,300.00                0.34
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the
      Group 4 Mortgage Loans is expected to be approximately 67.11%.


                   Current Mortgage Interest Rates of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Mortgage Interest Rates (%)            Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
4.251 - 4.500                            2                    $946,631.08                0.84%
4.501 - 4.750                            3                   1,533,252.62                1.37
4.751 - 5.000                            9                   4,025,324.86                3.59
5.001 - 5.250                           27                  16,044,106.84               14.30
5.251 - 5.500                           64                  38,230,609.09               34.07
5.501 - 5.750                           54                  29,009,545.45               25.86
5.751 - 6.000                           33                  18,833,866.12               16.79
6.001 - 6.250                            5                   2,649,360.00                2.36
6.251 - 6.500                            1                     446,000.00                0.40
6.501 - 6.750                            1                     480,000.00                0.43
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the
      Group 4 Mortgage Loans is expected to be approximately 5.540% per annum.


Banc of America Securities LLC                                                28
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                        Gross Margin of the Group 4 Mortgage Loans(1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Gross Margin (%)                       Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.250                                  199                $112,198,696.06              100.00%
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Gross Margin of the Group 4 Mortgage Loans is expected to be approximately 2.250% per annum.


                            Rate Ceilings of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
         Rate Ceilings (%)             Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
9.251 - 9.500                            2                    $946,631.08                0.84%
9.501 - 9.750                            3                   1,533,252.62                1.37
9.751 - 10.000                           9                   4,025,324.86                3.59
10.001 - 10.250                         27                  16,044,106.84               14.30
10.251 - 10.500                         64                  38,230,609.09               34.07
10.501 - 10.750                         54                  29,009,545.45               25.86
10.751 - 11.000                         33                  18,833,866.12               16.79
11.001 - 11.250                          5                   2,649,360.00                2.36
11.251 - 11.500                          1                     446,000.00                0.40
11.501 - 11.750                          1                     480,000.00                0.43
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Rate Ceiling of the Group 4 Mortgage Loans is expected to be approximately 10.540% per annum.


                 First Rate Adjustment Date of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
First Rate Adjustment Date            Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
July 1, 2015                             1                    $447,289.51                0.40%
August 1, 2015                          46                  25,482,672.55               22.71
September 1, 2015                      152                  86,268,734.00               76.89
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Group 4 Mortgage Loans is expected to be approximately 120 months.


Banc of America Securities LLC                                                29
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                      Remaining Terms of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
Remaining Term (Months)               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
341 - 360                              199                $112,198,696.06              100.00%
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average remaining term to stated maturity of the
      Group 4 Mortgage Loans is expected to be approximately 360 months.


                    Credit Scoring of Mortgagors of the Group 4 Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
       Credit Scores                  Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                               11                  $6,084,439.83                5.42%
751 - 800                              109                  62,721,957.05               55.90
701 - 750                               55                  29,466,772.47               26.26
651 - 700                               22                  12,550,326.71               11.19
601 - 650                                2                   1,375,200.00                1.23
----------------------------------------------------------------------------------------------------
Total:                                 199                $112,198,696.06              100.00%
====================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and
      TransUnion (Empirica).


Banc of America Securities LLC                                                30
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Collateral Summary of the Mortgage Loans
--------------------------------------------------------------------------------

Description of The Mortgage Loans
---------------------------------

The Mortgage Loans consist of 3/1, 5/1, 7/1 and 10/1 One-Year LIBOR Hybrid ARMs secured by first lien, one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3, 5, 7 and 10 years, respectively after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 70.56% of the Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rate adjusts at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year LIBOR and will adjust to that index plus a certain number of basis points (the "Gross Margin"). The One-Year LIBOR index will be equal to the rate quoted as of either (i) the first business day of the month preceding the adjustment date or (ii) forty-five days prior to the adjustment date. The One-Year LIBOR Index is the average of the interbank offered rates for one-year U.S. dollar-denominated deposits in the London Market ("LIBOR") as published in The Wall Street Journal. The mortgage interest rates generally have Periodic Caps of 2% for the first adjustment date and 2% for every adjustment date thereafter for the 3/1 Hybrid ARMs and Periodic Caps of 5% for the first adjustment date and 2% for every adjustment date thereafter for the 5/1, 7/1 and 10/1 Hybrid ARMs. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6% for the 3/1 Hybrid ARMs and 5% for the 5/1, 7/1 and 10/1 Hybrid ARMs, over the initial mortgage interest rate. None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin.


--------------------------------------------------------------------------------
Approximately 0.41% of the Mortgage Loans have a prepayment fee as of the date of origination. The prepayment fee is a 2% fee, which applies to any amount prepaid (encompassing all prepayments, including property sales and refinances) in excess of 20% in any 12-month period (which begins on the date of origination or the anniversary of the date of origination) during the first 36 months of the loan term.
--------------------------------------------------------------------------------

The approximate collateral statistics for the Mortgage Loans are listed below as of the Cut-Off Date. The balances and percentages may not be exact due to rounding.
--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
                                                           Collateral Summary         Range (if applicable)
                                                           ------------------         ---------------------
Total Outstanding Loan Balance                                 $792,010,125
Total Number of Loans                                                 1,455
Average Loan Principal Balance                                     $544,337            $132,500 to $1,500,000
WA Gross Coupon                                                      5.283%                  3.500% to 6.875%
WA FICO                                                                 747                        627 to 817
WA Original Term (mos.)                                          360 months                 180 to 360 months
WA Remaining Term (mos.)                                         359 months                 180 to 360 months
WA OLTV                                                              70.60%                  12.50% to 95.00%
WA Months to First Rate Adjustment Date                           70 months                  35 to 120 months
Gross Margin                                                         2.250%
WA Rate Ceiling                                                     10.392%                 8.500% to 12.625%
Geographic Concentration of Mortgaged Properties (Top   CA           49.20%
5 States) based on the Aggregate Stated Principal       FL            8.96%
Balance                                                 VA            6.60%
                                                        MD            3.92%
                                                        IL            3.79%
-----------------------------------------------------------------------------------------------------------------


Banc of America Securities LLC                                                31
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                 Occupancy of Mortgaged Properties of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Occupancy                    Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Primary Residence                    1,314                $717,833,694.09               90.63%
Second Home                            131                  69,639,483.80                8.79
Investor Property                       10                   4,536,946.95                0.57
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1)   Based solely on representations of the mortgagor at the time of origination of the related Mortgage Loan.


                                 Property Types of the Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Property Type                Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Single Family Residence                884                $493,433,199.43               62.30%
PUD-Detached                           308                 170,542,717.78               21.53
Condominium                            207                 101,673,257.56               12.84
PUD-Attached                            37                  17,059,058.84                2.15
Townhouse                                9                   3,784,469.19                0.48
2-Family                                 5                   2,741,848.74                0.35
Cooperative                              3                   1,219,073.30                0.15
4-Family                                 1                     836,500.00                0.11
3-Family                                 1                     720,000.00                0.09
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================


                              Mortgage Loan Purpose of the Mortgage Loans


----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Purpose                      Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
Purchase                               868                $468,420,010.31               59.14%
Refinance-Rate/Term                    334                 192,173,628.36               24.26
Refinance-Cashout                      253                 131,416,486.17               16.59
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================


Banc of America Securities LLC                                                32
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


             Geographic Distribution of the Mortgage Properties of the Mortgage Loans (1)

-------------------------------------------------------------------------------------------------------
       Geographic Area             Number Of       Aggregate Stated Principal       % of Cut-Off Date
                                   Mortgage               Balance as of             Pool Principal
                                     Loans                Cut-Off Date                   Balance
-------------------------------------------------------------------------------------------------------
California                             694                $389,687,760.71               49.20%
Florida                                135                  70,971,558.20                8.96
Virginia                               101                  52,309,565.93                6.60
Maryland                                62                  31,018,888.31                3.92
Illinois                                53                  29,978,365.38                3.79
South Carolina                          37                  20,062,295.43                2.53
Massachusetts                           34                  18,203,163.41                2.30
North Carolina                          32                  16,811,080.62                2.12
Georgia                                 32                  15,991,406.77                2.02
Arizona                                 31                  15,976,973.89                2.02
Texas                                   23                  12,478,238.47                1.58
Washington                              22                  12,298,512.69                1.55
District of Columbia                    23                  11,765,619.41                1.49
Nevada                                  20                  10,809,043.39                1.36
New Jersey                              22                  10,072,173.39                1.27
Colorado                                19                   9,830,439.54                1.24
New York                                18                   8,938,415.95                1.13
Connecticut                             15                   8,256,748.32                1.04
Pennsylvania                            10                   5,057,526.77                0.64
Michigan                                 8                   5,023,069.91                0.63
Oregon                                  10                   4,824,827.74                0.61
Minnesota                                7                   4,350,329.37                0.55
Tennessee                                7                   4,023,355.05                0.51
Hawaii                                   5                   3,696,250.00                0.47
New Mexico                               4                   2,648,925.54                0.33
Indiana                                  4                   2,546,199.86                0.32
Kansas                                   3                   2,233,400.00                0.28
Missouri                                 3                   2,006,631.33                0.25
Wisconsin                                3                   1,655,000.00                0.21
Alabama                                  3                   1,371,224.78                0.17
Arkansas                                 2                   1,220,000.00                0.15
Rhode Island                             2                   1,039,371.42                0.13
Idaho                                    2                     857,200.00                0.11
Louisiana                                1                     520,000.00                0.07
Iowa                                     1                     508,000.00                0.06
Montana                                  1                     500,000.00                0.06
North Dakota                             1                     480,000.00                0.06
Utah                                     1                     475,300.00                0.06
Vermont                                  1                     400,000.00                0.05
Kentucky                                 1                     377,600.00                0.05
Ohio                                     1                     376,105.91                0.05
Maine                                    1                     359,557.35                0.05
-------------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
=======================================================================================================


(1)   As of the Cut-Off Date, no more than approximately 0.73% of the Mortgage Loans are expected to be secured by mortgaged properties located in any one five-digit postal zip code.


Banc of America Securities LLC                                                33
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


           California State Distribution of the Mortgaged Properties of the Mortgage Loans

----------------------------------------------------------------------------------------------------
                                                                                     % of
                                                          Aggregate             Cut-Off Date
                                    Number Of         Stated Principal         Pool Principal
                                     Mortgage           Balance as of           Balance of the
California State Distribution          Loans            Cut-Off Date     California Mortgage Loans
----------------------------------------------------------------------------------------------------
Northern California                    398                $221,662,751.70               56.88%
Southern California                    296                 168,025,009.01               43.12
----------------------------------------------------------------------------------------------------
Total:                                 694                $389,687,760.71              100.00%
====================================================================================================


              Current Mortgage Loan Principal Balances of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
    Current Mortgage Loan            Mortgage               Balance as of         Pool Principal
   Principal Balances ($)              Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
100,000.01 - 150,000.00                  1                    $132,500.00                0.02%
150,000.01 - 200,000.00                  2                     334,000.00                0.04
200,000.01 - 250,000.00                  1                     209,000.00                0.03
250,000.01 - 300,000.00                  2                     567,500.00                0.07
300,000.01 - 350,000.00                  2                     616,674.86                0.08
350,000.01 - 400,000.00                233                  89,514,830.94               11.30
400,000.01 - 450,000.00                260                 110,863,645.69               14.00
450,000.01 - 500,000.00                247                 118,464,641.72               14.96
500,000.01 - 550,000.00                177                  92,748,472.67               11.71
550,000.01 - 600,000.00                148                  85,724,866.58               10.82
600,000.01 - 650,000.00                103                  64,890,385.55                8.19
650,000.01 - 700,000.00                 66                  45,147,505.59                5.70
700,000.01 - 750,000.00                 69                  50,180,560.04                6.34
750,000.01 - 800,000.00                 31                  24,165,790.83                3.05
800,000.01 - 850,000.00                 19                  15,829,273.50                2.00
850,000.01 - 900,000.00                 23                  20,126,125.91                2.54
900,000.01 - 950,000.00                 18                  16,786,018.58                2.12
950,000.01 - 1,000,000.00               38                  37,738,844.62                4.76
1,000,000.01 - 1,500,000.00             15                  17,969,487.76                2.27
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the average outstanding principal balance of the Mortgage Loans is expected to be approximately $544,337.


Banc of America Securities LLC                                                34
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                        Original Loan-To-Value Ratios of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
   Original Loan-To-Value            Mortgage               Balance as of         Pool Principal
         Ratios (%)                    Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
10.01 - 15.00                            2                    $975,000.00                0.12%
20.01 - 25.00                            3                   1,935,000.00                0.24
25.01 - 30.00                            6                   3,436,156.15                0.43
30.01 - 35.00                            7                   3,247,198.16                0.41
35.01 - 40.00                           28                  17,674,989.49                2.23
40.01 - 45.00                           33                  17,467,901.71                2.21
45.01 - 50.00                           55                  33,192,707.40                4.19
50.01 - 55.00                           54                  28,822,357.59                3.64
55.01 - 60.00                           73                  42,092,195.26                5.31
60.01 - 65.00                           95                  54,966,578.01                6.94
65.01 - 70.00                          173                 100,284,339.56               12.66
70.01 - 75.00                          147                  82,099,079.26               10.37
75.01 - 80.00                          760                 398,097,562.79               50.26
80.01 - 85.00                            5                   1,908,364.76                0.24
85.01 - 90.00                           10                   4,371,817.53                0.55
90.01 - 95.00                            4                   1,438,877.17                0.18
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Loan-To-Value Ratio at origination of the
      Mortgage Loans is expected to be approximately 70.60%.


Banc of America Securities LLC                                                35
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                  Current Mortgage Interest Rates of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Mortgage Interest Rates (%)            Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
3.251 - 3.500                            1                    $599,055.73                0.08%
3.501 - 3.750                            9                   5,565,920.06                0.70
3.751 - 4.000                           14                   6,894,969.18                0.87
4.001 - 4.250                           25                  13,066,889.67                1.65
4.251 - 4.500                           48                  29,009,564.36                3.66
4.501 - 4.750                           84                  46,575,374.34                5.88
4.751 - 5.000                          195                 105,255,650.45               13.29
5.001 - 5.250                          305                 170,093,163.67               21.48
5.251 - 5.500                          401                 217,669,715.91               27.48
5.501 - 5.750                          235                 122,289,873.11               15.44
5.751 - 6.000                          108                  59,047,687.16                7.46
6.001 - 6.250                           17                   8,951,760.00                1.13
6.251 - 6.500                            8                   4,303,020.00                0.54
6.501 - 6.750                            4                   1,687,581.20                0.21
6.751 - 7.000                            1                     999,900.00                0.13
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Current Mortgage Interest Rate of the
      Mortgage Loans is expected to be approximately 5.283% per annum.


                            Gross Margin of the Mortgage Loans(1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
Gross Margin (%)                       Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
2.250                                1,455                $792,010,124.84              100.00%
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84             100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average Gross Margin of the Mortgage Loans is expected to be approximately 2.250% per annum.


Banc of America Securities LLC                                                36
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                           Rate Ceilings of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                    Number Of             Stated Principal         Cut-Off Date
                                     Mortgage               Balance as of         Pool Principal
      Rate Ceilings (%)                Loans                Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
8.251 - 8.500                            1                    $599,055.73                0.08%
8.501 - 8.750                            9                   5,565,920.06                0.70
8.751 - 9.000                           14                   6,894,969.18                0.87
9.001 - 9.250                           24                  12,686,889.67                1.60
9.251 - 9.500                           47                  28,485,644.36                3.60
9.501 - 9.750                           77                  42,764,118.34                5.40
9.751 - 10.000                         180                  97,240,763.53               12.28
10.001 - 10.250                        275                 153,329,029.47               19.36
10.251 - 10.500                        359                 195,443,765.62               24.68
10.501 - 10.750                        216                 112,357,566.44               14.19
10.751 - 11.000                        101                  53,404,683.53                6.74
11.001 - 11.250                         39                  21,483,494.20                2.71
11.251 - 11.500                         50                  26,402,890.29                3.33
11.501 - 11.750                         28                  14,631,562.67                1.85
11.751 - 12.000                         23                  14,657,790.55                1.85
12.001 - 12.250                          9                   4,612,400.00                0.58
12.251 - 12.500                          1                     650,000.00                0.08
12.501 - 12.750                          2                     799,581.20                0.10
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average Rate Ceiling of the Mortgage Loans is expected to be approximately 10.392% per annum.


Banc of America Securities LLC                                                37
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                     First Rate Adjustment Date of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
First Rate Adjustment Date            Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
August 1, 2008                          79                 $41,273,169.83                5.21%
September 1, 2008                       79                  44,814,332.00                5.66
April 1, 2010                            1                     423,187.15                0.05
June 1, 2010                             1                     404,200.00                0.05
July 1, 2010                            24                  14,794,423.53                1.87
August 1, 2010                         440                 242,415,457.24               30.61
September 1, 2010                      369                 192,991,770.75               24.37
July 1, 2012                             7                   3,977,152.46                0.50
August 1, 2012                         128                  67,489,646.82                8.52
September 1, 2012                      128                  71,228,089.00                8.99
July 1, 2015                             1                     447,289.51                0.06
August 1, 2015                          46                  25,482,672.55                3.22
September 1, 2015                      152                  86,268,734.00               10.89
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1)   As of the Cut-Off Date, the weighted average months to first Rate Adjustment Date for the Mortgage Loans is expected to be approximately 70 months.


                          Remaining Terms of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
Remaining Term (Months)               Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
161 - 180                                1                    $740,000.00                0.09%
221 - 240                                2                     965,112.96                0.12
281 - 300                                1                     548,863.54                0.07
341 - 360                            1,451                 789,756,148.34               99.72
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1) As of the Cut-Off Date, the weighted average remaining term to stated maturity of the Mortgage Loans is expected to be approximately 359 months.


Banc of America Securities LLC                                                38
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

---------------------------------------------------------------------------------------------------
BoAMS 2005-I      $764,288,000 (approximate)
---------------------------------------------------------------------------------------------------


                    Credit Scoring of Mortgagors of the Mortgage Loans (1)

----------------------------------------------------------------------------------------------------
                                                             Aggregate                   % of
                                   Number Of              Stated Principal         Cut-Off Date
                                    Mortgage                Balance as of         Pool Principal
         Credit Scores                Loans                 Cut-Off Date               Balance
----------------------------------------------------------------------------------------------------
801 - 850                               65                 $35,030,917.68                4.42%
751 - 800                              717                 397,245,889.80               50.16
701 - 750                              431                 233,131,648.52               29.44
651 - 700                              201                 105,519,642.89               13.32
601 - 650                               36                  18,647,162.26                2.35
Not Scored                               5                   2,434,863.69                0.31
----------------------------------------------------------------------------------------------------
Total:                               1,455                $792,010,124.84              100.00%
====================================================================================================

(1)   The scores shown are Bureau Credit Scores from Experian (FICO), Equifax (Beacon) and
      TransUnion (Empirica).



Banc of America Securities LLC                                                39
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC, (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.